SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 1998
                                                          --------------

                         MEMC ELECTRONIC MATERIALS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          1-13828                             56-1505767
--------                          -------                             ----------
(State or other           (Commission File Number)                 (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                           No.)


501 Pearl Drive, St. Peters, Missouri                                   63376
-------------------------------------                                   -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (314) 279-5500
                                                     --------------


                                (Not Applicable)
                              ---------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         MEMC Electronic Materials, Inc. (the "Company") issued a news release on April 14, 1998, with respect to its outlook for the first and second quarters of 1998. This news release is incorporated herein by reference to Exhibit 99 attached hereto.


Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                  99.  Additional Exhibits

                      (a) Press Release issued by MEMC Electronic Materials, Inc. dated April 14, 1998.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEMC Electronic Materials, Inc.

Date:  April 14, 1998                           /s/ James M. Stolze
       --------------                           -------------------------------
                                                James M. Stolze
                                                Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

     This Exhibit is numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

Exhibit No.                         Description
-----------                         -----------

99                                  News release of April 14, 1998